UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2025
VERIZON MASTER TRUST
(Exact name of Issuing Entity as specified in its charter) Commission File Numbers: 333-253034-01; 333-278415-01 Central Index Key: 0001844964

VERIZON ABS II LLC
(Exact name of Depositor/Registrant as specified in its charter) Central Index Key: 0001836995

Delaware	333-253034; 333-278415	23-2259884
(State or Other Jurisdiction of Incorporation of Registrant)	(Commission File Numbers of Registrant)	(IRS Employer Identification No. of Registrant)

CELLCO PARTNERSHIP
(Exact name of Sponsor as specified in its charter) Central Index Key: 0001175215

One Verizon Way Basking Ridge, New Jersey	07920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2025, the Amended and Restated Trust Agreement, dated as of May 25, 2021, as amended, between Verizon ABS II LLC (the “Depositor”) and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), was amended to clarify the requirements related to the transfer of Class R interests and percentage interests therein.  In connection with the foregoing, Amendment No. 3 to the Amended and Restated Trust Agreement, dated as of September 30, 2025, among the Depositor, the Owner Trustee, Verizon DPPA True-up Trust and Cellco Partnership d/b/a Verizon Wireless (“Cellco”), and consented to by Royal Bank of Canada, was executed and delivered by the parties thereto.

On October 3, 2025, each of the following Indentures (as defined below) was amended to clarify the requirements related to the transfer of the Class R interest issued thereunder:

(i)
the Indenture, dated as of January 26, 2023 (the “2023-1 Indenture”), by and between Verizon Master Trust, as trust (the “Trust”), and U.S. Bank Trust Company, National Association (“USBTCNA”), as indenture trustee and as note paying agent;

(ii)	the Indenture, dated as of April 25, 2023, as amended (the “2023-3 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(iii)	the Indenture, dated as of June 30, 2023, as amended (the “2023-4 Indenture”), by and between Trust and USBTCNA, as indenture trustee and as note paying agent;

(iv)	the Indenture, dated as of September 20, 2023, as amended (the “2023-6 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(v)	the Indenture, dated as of November 20, 2023, as amended (the “2023-7 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(vi)	the Indenture, dated as of January 18, 2024, as amended (the “2024-1 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(vii)	the Indenture, dated as of January 18, 2024 (the “2024-2 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(viii)	the Indenture, dated as of April 23, 2024 (the “2024-3 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(ix)	the Indenture, dated as of June 28, 2024 (the “2024-4 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(x)	the Indenture, dated as of June 28, 2024 (the “2024-5 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(xi)	the Indenture, dated as of September 18, 2024 (the “2024-6 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(xii)	the Indenture, dated as of September 18, 2024 (the “2024-7 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(xiii)	the Indenture, dated as of November 26, 2024 (the “2024-8 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(xiv)	the Indenture, dated as of January 22, 2025 (the “2025-1 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(xv)	the Indenture, dated as of January 22, 2025 (the “2025-2 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(xvi)	the Indenture, dated as of March 31, 2025 (the “2025-3 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(xvii)	the Indenture, dated as of March 31, 2025 (the “2025-4 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent;

(xviii)	the Indenture, dated as of June 24, 2025, as amended (the “2025-5 Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent; and

(xix)
the Indenture, dated as of June 24, 2025, as amended (the “2025-6 Indenture”, and together with the 2023-1 Indenture, the 2023-3 Indenture, the 2023-4 Indenture, the 2023-6 Indenture, the 2023-7 Indenture, the 2024-1 Indenture, the 2024-2 Indenture, the 2024-3 Indenture, the 2024-4 Indenture, the 2024-5 Indenture, the 2024-6 Indenture, the 2024-7 Indenture, the 2024-8 Indenture, the 2025-1

Indenture, the 2025-2 Indenture, the 2025-3 Indenture, the 2025-4 Indenture and the 2025-5 Indenture, the “Indentures” and each, an “Indenture”), by and between the Trust and USBTCNA, as indenture trustee and as note paying agent.

In connection with the foregoing, the Omnibus Amendment to the Indentures, dated as of October 3, 2025, between the Trust and USBTCNA, as indenture trustee and note paying agent, was executed and delivered by the parties thereto.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

99.1	Omnibus Amendment to Indentures, dated as of October 3, 2025, between the Trust and USBTCNA, as indenture trustee and note paying agent.

99.2
Amendment No. 3 to the Amended and Restated Trust Agreement, dated as of September 30, 2025, among the Depositor, the Owner Trustee, Verizon DPPA True-up Trust and Cellco, as administrator of the Trust and as custodian of Verizon DPPA True-up Trust, and consented to by Royal Bank of Canada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON ABS II LLC

By:	/s/ Jon Ransegnola
	Name:	Jon Ransegnola
	Title:	Assistant Treasurer

Date: October 3, 2025